       ------------------------------------------------------------------
       ------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 1998


                             UNIHOLDING CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-09833                      58-1443790
 -------------------------------------------------------------------------------
  (State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)            File Number)             Identification No.)



                   96 Spring Street, New York, New York 10012
        -----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (212) 219-9496


               ---------------------------------------------------
               ---------------------------------------------------

Item 5.  Other Events

     On January 13, 1998, the Board of Directors of UniHolding Corporation ("UniHolding") approved a plan to spin off UniHolding's clinical trials business to UniHolding's shareholders. On January 15, 1998, UniHolding announced the proposed spin-off in a press release which is attached as an Exhibit to this Report and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits

          (c) Exhibits.


         (20) Form of press release issued by UniHolding Corporation on January 15, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              UNIHOLDING CORPORATION
                                     -----------------------------------------
                                                   (Registrant)

                                   By:            /s/BRUNO ADAM
                                      -----------------------------------------
                                       Bruno Adam, Chief Financial Officer




Date: January 15, 1998